UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019

THE TJX COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4908	04-2207613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701

(Address of principal executive offices) (Zip Code)

(508) 390-1000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TJX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of The TJX Companies, Inc. (the “Company”) was held on June 4, 2019. The final voting results of the annual meeting are as follows:

Proposal 1: Each nominee for director was elected, each to serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualified.

Nominee	For	Against	Abstaining	Broker Non-Votes
Zein Abdalla	993,064,213	1,704,533	1,254,003	75,026,278

Alan M. Bennett	947,504,882	47,065,210	1,452,657	75,026,278

Rosemary T. Berkery	993,041,025	1,570,445	1,411,279	75,026,278

David T. Ching	963,307,460	31,468,404	1,246,885	75,026,278

Ernie Herrman	979,273,706	15,508,011	1,241,032	75,026,278

Michael F. Hines	946,507,085	48,254,248	1,261,416	75,026,278

Amy B. Lane	949,623,439	45,177,313	1,221,997	75,026,278

Carol Meyrowitz	963,182,287	30,830,347	2,010,115	75,026,278

Jackwyn L. Nemerov	987,171,101	7,622,772	1,228,876	75,026,278

John F. O’Brien	934,650,451	60,148,154	1,224,144	75,026,278

Willow B. Shire	918,675,075	75,814,370	1,533,304	75,026,278

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2020 was ratified.

For	Against	Abstaining
1,006,951,042	63,332,045	765,940

Proposal 3: On an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion (the say-on-pay vote) was approved.

For	Against	Abstaining	Broker Non-Votes
924,076,581	70,440,905	1,505,263	75,026,278

Proposal 4: A shareholder proposal for a report on compensation disparities based on race, gender, or ethnicity was not approved.

For	Against	Abstaining	Broker Non-Votes
181,920,396	805,221,133	8,881,220	75,026,278

Proposal 5: A shareholder proposal for a report on prison labor was not approved.

For	Against	Abstaining	Broker Non-Votes
368,098,521	610,928,045	16,996,183	75,026,278

Proposal 6: A shareholder proposal for a report on human rights risks was not approved.

For	Against	Abstaining	Broker Non-Votes
379,983,654	599,008,720	17,030,375	75,026,278

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

/s/ Alicia C. Kelly
Alicia C. Kelly Executive Vice President, Secretary and General Counsel

Dated:  June 5, 2019